                                                                      Exhibit 24



                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is an officer and director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as an officer and director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.



                                                     /s/ C. Michael Armstrong
                                                     ---------------------------
                                                     C. Michael Armstrong
                                                     Chairman and CEO
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.


                                                     /s/ J. Michael Cook
                                                     ---------------------------
                                                     J. Michael Cook
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is an officer of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
M. J. WASSER as attorney for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.


                                             /s/ Nicholas S. Cyprus
                                             ---------------------------
                                             Nicholas S. Cyprus
                                             Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of March, 2002.




                                                     /s/ Kenneth T. Derr
                                                     ---------------------------
                                                     Kenneth T. Derr
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is an officer and director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as an officer and director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/ David W. Dorman
                                                     ---------------------------
                                                     David W. Dorman
                                                     President
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.


                                                     /s/ M. Kathryn Eickhoff
                                                     ---------------------------
                                                     M. Kathryn Eickhoff
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints
N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.


                                                     /s/ George M. C. Fisher
                                                     ---------------------------
                                                     George M. C. Fisher
                                                     Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/ Shirley A. Jackson
                                                     ---------------------------
                                                     Shirley A. Jackson
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/ Amos B. Hostetter, Jr.
                                                     ---------------------------
                                                     Amos B. Hostetter, Jr.
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.


                                                     /s/ Donald F. McHenry
                                                     ---------------------------
                                                     Donald F. McHenry
                                                     Director

KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is an officer and director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as an officer and director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/ Charles H. Noski
                                                     ---------------------------
                                                     Charles H. Noski
                                                     Vice Chairman and
                                                     Chief Financial Officer
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/ Louis A. Simpson
                                                     ---------------------------
                                                     Louis A. Simpson
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/ Michael I. Sovern
                                                     ---------------------------
                                                     Michael I. Sovern
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

      WHEREAS, the undersigned is a director of the Company:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints N. S. CYPRUS AND M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of March, 2002.

                                                     /s/  Sanford I. Weill
                                                     ---------------------------
                                                     Sanford I. Weill
                                                     Director